Exhibit 99.2



@NFX

1Q14 Update

April 29, 2014

NEWFIELD

@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

Table of Contents

All information refers to "Continuing Operations"

NEWFIELD

1Q14 Highlights

- Production exceeded guidance mid-point by 0.4 MMBOE
- Adjusted net income of $60 MM; cash flow from operations of $345 MM
- Reiterated 2014 capital investments of ~$1.6 B
  - 1Q14 Cap-Ex: $423 MM
- Sold Malaysia business for ~$900 MM
  - Proceeds fully-restored $1.4 B credit facility
- Exceptional execution YTD
  - Decreased days-to-depth in all focus areas
    - 18 SCOOP/STACK wells placed on-line since late 4Q13
    - 16 Williston Basin wells placed on-line since late 4Q13
    - 5 Eagle Ford wells placed on-line in 1Q14
  - Central Basin drilling focused on drilling ~15 SXL wells

1Q14 Production by Product



~46%
~54%
Gas
Liquids

1Q14 NET PRODUCTION (MMBOE)	
Oil	4.1
NGLs	1.7
Gas	4.9
TOTAL	10.7

NEWFIELD

Summary of 1Q14 Well Results

Well Type	# Wells	Avg. Gross IP (24-Hours)	Avg. Gross 30-Day Rate	Avg. Gross 60-Day Rate	Avg. Gross 90-Day Rate
SCOOP Wet Gas SXL	5	2,006 BOEPD	---	---	---
SCOOP Wet Gas XL	4	1,142 BOEPD	845 BOEPD	758 BOEPD	---
SCOOP Oil (1)	7	1,322 BOEPD	1,025 BOEPD	1,103 BOEPD	1,063 BOEPD
STACK (2)	2	702 BOEPD	462 BOEPD	506 BOEPD	653 BOEPD
Williston Basin (3)	16	2,355 BOEPD	790 BOEPD	645 BOEPD (4)	587 BOEPD (5)
Eagle Ford SXL	5	911 BOEPD	799 BOEPD	---	---

(1) 60-day rate includes 6 wells and 90-day rate includes 5 wells
(2) 60-day rate includes 2 wells and 90-day rate includes 1 well
(3) Includes 12 Middle Bakken wells and 4 Three Forks wells
(4) 60-day rate include 8 wells
(5) 90-day rates include 6 wells

NEWFIELD

Production by Area


Eagle Ford
Williston
Anadarko*
Uinta
28% CAGR
MBOEPD (net)
0
20
40
60
80
100
120
140
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14e
3Q14e
4Q14e
1H15e
2H15e
2016e

*Includes SCOOP and STACK; Excludes Granite Wash

NEWFIELD

Anadarko Basin*

- 18 wells placed on-line since late 4Q13
  - ~20% production growth over 4Q13 and >100% over 1Q13
    - >25% liquids growth over 4Q13 and >100% over 1Q13
- STACK drilling focused on HBP and derisking acreage
- SCOOP drilling costs per lateral foot decreased 17% in 1Q14 vs. FY13
- Completed significant gathering system upgrade
  - Available capacity: 200 MMcf/d

Anadarko Daily Production*



50,000
40,000
30,000
20,000
10,000
0
BOEPD (net)
Liquids
Gas

NET AVG. PRODUCTION (BOEPD)			
	FY2013	1Q14	FY2014e
Liquids	10,844	17,100	22,500
Gas	8,842	12,400	16,750
TOTAL	19,686	29,500	39,250

*Includes SCOOP and STACK; Excludes Granite Wash

NEWFIELD

SCOOP Wet Gas Well Performance

- 23 wells plotted against type curve
  - 6,464' average lateral length
- *"NEW"* Wright development (5 wells) averaged 24-HR IP of >2,000 BOEPD gross



SCOOP Type Curve
BOEPD
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Days Online
0
100
200
300
400
500
600
Type Curve
Actual

NEWFIELD

SCOOP Oil Well Performance

- 15 wells plotted against type curve
  - 7,720' average lateral length
- ***"NEW"*** Gregory development (4 wells) averaged 24-HR IP of 1,545 BOEPD gross


SCOOP Type Curve
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
BOEPD
0
100
200
300
400
500
600
Days Online
Type Curve
Actual

NEWFIELD

STACK Well Performance

- 11 wells plotted against type curve
  - 10,087' average lateral length
- *"NEW"* Mary well 24-HR IP of 832 BOEPD gross (>80% oil)
  - 90-day rate of 653 BOEPD gross (>81% oil)



STACK Type Curve
Type Curve
Actual
BOEPD
800
700
600
500
400
300
200
100
0
0
200
400
600
Days Online

NEWFIELD

SCOOP – Mid-stream Upgrade

- Completed ***"NEW"*** Interconnect adding 100 MMcf/d of capacity
  - Additional expansions planned
- NGLs marketed through Southern Hills line
  - South to Mont Belvieu
- Advancing mid-stream agreement in STACK area
  - Year-end target date



Additional Processing Capacity
North Processing
Southern Hills NGL Line
"NEW" Interconnect Capacity – 100 MMcf/d
SCOOP
South Processing Capacity – 100 MMcf/d
OK
Compression 175 MMcf/d
To Mont Belvieu

NEWFIELD

Uinta Basin

- 15% production growth over 1Q13
  - SXL drilling campaign in Central Basin shows encouraging results
- Assessing high-potential Central Basin plays
  - 3 *New* SXLs on-line
  - 1 *New* SXL completing
  - 2 *New* SXLs currently drilling
- Refinery expansions underway
- Advanced discussions and planning for 60,000 BOPD oil pipeline by refinery partner

Uinta Daily Production



30,000
20,000
10,000
0
BOEPD (net)
Liquids
Gas

NET AVG. PRODUCTION (BOEPD)			
	FY2013	1Q14	FY2014e
Liquids	18,140	20,500	19,050
Gas	4,389	4,400	4,550
TOTAL	22,529	24,900	23,600

NEWFIELD

Williston Basin

- Recently completed 16 wells
- ~10% production growth over 4Q13 and 50% over 1Q13
- Recent SXLs (10,000' laterals) drilled for ~$8.4 MM (including facilities)
  - Full-field development, targeting Middle Bakken and Three-Forks 1
  - Improved efficiencies through pad drilling and optimized completions

Williston Daily Production



Liquids
Gas
BOEPD (net)
20,000
15,000
10,000
5,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2013	1Q14	FY2014e
Liquids	10,337	12,900	13,958
Gas	1,852	2,000	2,502
TOTAL	12,189	14,900	16,460

NEWFIELD

Production, Cost & Expense Guidance*

	2014e	1Q14	2Q14e
Production:			
Oil (MMBO)	16.4 – 18.2	4.1	4.0 – 4.2
NGLs (MMBbls)	7.8 – 8.3	1.7	1.7 – 1.9
Natural Gas (BCF)	119 - 129	29.8	30.0 – 31.0
Total (MMBOE)	**44.0 – 48.0**	**10.7**	**10.7 – 11.3**
Total LOE ($MM)	$440	$111	$110
Production & Other Taxes ($MM)**	$120	$25	$32
DD&A Expense ($MM)	$840	$188	$196
General & Administrative (G&A), net ($MM)	$210	$56	$55
Capitalized Internal Costs ($MM)	($130)	($36)	($32)
Interest Expense ($MM)	$200	$51	$50
Capitalized Interest ($MM)	($45)	($13)	($12)

*Production, Costs and Expenses are based on continuing operations and Costs and Expenses are expected to be within 7% of the estimates above

**Table Assumes:

- 1Q14 actuals
- $102/Bbl & $4.50/Mmbtu for 2Q14
- $100/Bbl & $4.60/Mmbtu for 2Q14-4Q14

NEWFIELD

Oil Hedging Details as of 04/28/14

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[2]	Collars	Collars w/ Short Puts[1]
2Q 2014	19,000 16,000 6,000	$90.07 — —	— $75/95.16 —	— — —	— — $75.83/90.83-$102.93
3Q 2014	21,000 16,000 6,000	$89.86 — —	— $75/95.16 —	— — —	— — $75.83/90.83-$102.93
4Q 2014	23,000 16,000 6,000	$89.94 — —	— $75/95.16 —	— — —	— — $75.83/90.83-$102.93
1Q 2015	19,000 16,500	$90.37 —	— $69.95/90.36	— —	— —
2Q 2015	19,000 16,500	$90.37 —	— $69.95/90.07	— —	— —
3Q 2015	17,000 19,000	$90.41 —	— $69.40/90.04	— —	— —
4Q 2015	17,000 20,500	$90.41 —	— $67.71/90.10	— —	— —
1Q 2016	7,000	—	$70.00/90.02	— —	— —

[1] Below $75.83 per Bbl in 2014, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

[2] Below $75.00 per Bbl for 2014, $69.95 per Bbl for 1Q 2015, $69.95 per Bbl for 2Q 2015, $69.40 per Bbl for 3Q 2015, $67.71 per Bbl for 4Q 2015 and $70.00 per Bbl for 1Q 2016, these contracts effectively result in realized prices that are on average $20.16, $20.41, $20.12, $20.64, $22.39 and $20.02 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

NEWFIELD

Oil Hedging Details as of 04/28/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices				
Period	**$70**	**$80**	**$90**	**$100**	**$110**
2Q 2014	$72	$45	$8	($24)	($61)
3Q 2014	$76	$47	$8	($27)	($65)
4Q 2014	$80	$49	$8	($28)	($69)
1Q 2015	$63	$33	$1	($31)	($63)
2Q 2015	$63	$33	$1	($32)	($64)
3Q 2015	$65	$34	$1	($32)	($66)
4Q 2015	$68	$35	$1	($34)	($68)
1Q 2016	$12	$6	$ -	($6)	($13)

NEWFIELD

Gas Hedging Details as of 04/28/14

	Volume/day	Weighted-Average Price			
Period	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
2Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
3Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
4Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —

NEWFIELD

Gas Hedging Details as of 04/28/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices			
Period	**$3**	**$4**	**$5**	**$6**
2Q 2014	$25	$ -	($24)	($51)
3Q 2014	$26	$ -	($24)	($52)
4Q 2014	$26	$ -	($24)	($52)
1Q 2015	$24	$3	($11)	($33)
2Q 2015	$25	$3	($12)	($33)
3Q 2015	$25	$4	($12)	($34)
4Q 2015	$25	$4	($12)	($34)

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2013 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2013 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.

NEWFIELD